Exhibit 99.(h)(1)(L)

AMENDMENT

To

Transfer Agency and Service Agreement

Between

DST Asset Manager Solutions, Inc.

And

American Beacon Funds

American Beacon Select Funds

American Beacon Institutional Funds Trust

This Amendment is made as of this 13th day of January 2020, by DST Asset Manager Solutions, Inc. (the “Transfer Agent”) and each of American Beacon Funds, American Beacon Select Funds, and American Beacon Institutional Funds Trust (each a “Fund”, collectively the “Funds”). In accordance with Section 15 (Additional Funds/Portfolios) and Sections 16.1 and/or 17 (Amendment) of the Transfer Agency and Service Agreements between American Beacon Funds and the Transfer Agent dated January 1, 1998, as amended, between American Beacon Select Funds and the Transfer Agent dated December 31, 1999, as amended and between American Beacon Institutional Funds Trust and the Transfer Agent dated March 22, 2017, as amended (together, the “Agreements”), the parties desire to amend each Agreement as set forth herein.

NOW THEREFORE, the parties agree as follows:

1.	Schedule A. Any current Schedule A to the Agreements is hereby added to, replaced and/or superseded with the Schedule A attached hereto dated January 13, 2020; and

2.	All defined terms and definitions in the Agreements shall be the same in this Amendment (the “January 13, 2020 Amendment”) except as specifically revised by this Amendment; and

3.	Except as specifically set forth in this January 13, 2020 Amendment, all other terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this January 13, 2020 Amendment to be executed in their names and on their behalf by and through their duly authorized officers, as of the day and year first above written.

AMERICAN BEACON FUNDS AMERICAN BEACON SELECT FUNDS AMERICAN BEACON INSTITUTIONAL FUNDS TRUST		DST ASSET MANAGER SOLUTIONS, INC.
By:	/s/ Terri McKinney	By:	/s/ Michael Sleightholme
Name:	Terri McKinney	Name:	Michael Sleightholme
Title:	Vice President	Title:	VP
As an Authorized Officer on behalf of each of the Funds indicated on Schedule A
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SCHEDULE A

Effective: January 13, 2020

INSTITUTIONAL CLASS
Acadian Emerging Markets Managed Volatility Fund - Inst. Class
AHL Managed Futures Strategy Fund - Inst. Class
AHL TargetRisk Fund - Inst. Class
Alpha Quant Core Fund - Inst. Class
Alpha Quant Dividend Fund - Inst. Class
Alpha Quant Quality Fund - Inst. Class
Alpha Quant Value Fund - Inst. Class
ARK Transformational Innovation Fund - Inst. Class
Bahl & Gaynor Small Cap Growth Fund - Inst. Class
Balanced Fund - Inst. Class
Bridgeway Large Cap Growth Fund - Inst. Class
Bridgeway Large Cap Value Fund - Inst. Class
Continuous Capital Emerging Markets Fund - Inst. Class
Crescent Short Duration High Income Fund - Inst. Class
Frontier Markets Income Fund - Inst. Class
Garcia Hamilton Quality Bond Fund - Inst. Class
GLG Total Return Fund - Inst. Class
International Equity Fund - Inst. Class
Large Cap Value Fund - Inst. Class
Mid-Cap Value Fund - Inst. Class
Shapiro Equity Opportunities Fund - Inst. Class
Shapiro SMID Cap Equity Fund - Inst. Class
SiM High Yield Opportunities Fund - Inst. Class
Small Cap Value Fund - Inst. Class
Sound Point Floating Rate Income Fund - Inst. Class
SSI Alternative Income Fund - Inst. Class
Stephens Mid-Cap Growth Fund - Inst. Class
Stephens Small Cap Growth Fund - Inst. Class
The London Company Income Equity Fund - Inst. Class
Tocqueville International Value Fund - Inst. Class
TwentyFour Strategic Income Fund - Inst. Class
Zebra Small Cap Equity Fund - Inst. Class

R6 CLASS
Bridgeway Large Cap Growth Fund- R6 Class
Bridgeway Large Cap Value Fund - R6 Class
Garcia Hamilton Quality Bond Fund - R6 Class
International Equity Fund - R6 Class
Large Cap Value Fund - R6 Class
Mid-Cap Value Fund - R6 Class
Small Cap Value Fund - R6 Class
Stephens Mid-Cap Growth Fund - R6 Class
Stephens Small Cap Growth Fund - R6 Class
TwentyFour Short Term Bond Fund - R6 Class*
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SCHEDULE A

Effective: January 13, 2020

INVESTOR CLASS
Acadian Emerging Markets Managed Volatility Fund - Investor Class
AHL Managed Futures Strategy Fund - Investor Class
AHL TargetRisk Fund - Investor Class
Alpha Quant Core Fund - Investor Class
Alpha Quant Dividend Fund - Investor Class
Alpha Quant Quality Fund - Investor Class
Alpha Quant Value Fund - Investor Class
ARK Transformational Innovation Fund - Investor Class
Bahl & Gaynor Small Cap Growth Fund - Investor Class
Balanced Fund - Investor Class
Bridgeway Large Cap Growth Fund - Investor Class
Bridgeway Large Cap Value Fund - Investor Class
Continuous Capital Emerging Markets Fund - Investor Class
Crescent Short Duration High Income Fund - Investor Class
Frontier Markets Income Fund - Investor Class
Garcia Hamilton Quality Bond Fund - Investor Class
GLG Total Return Fund - Investor Class
International Equity Fund - Investor Class
Large Cap Value Fund - Investor Class
Mid-Cap Value Fund - Investor Class
Shapiro Equity Opportunities Fund - Investor Class
Shapiro SMID Cap Equity Fund - Investor Class
SiM High Yield Opportunities Fund - Investor Class
Small Cap Value Fund - Investor Class
Sound Point Floating Rate Income Fund - Investor Class
SSI Alternative Income Fund - Investor Class
Stephens Mid-Cap Growth Fund - Investor Class
Stephens Small Cap Growth Fund - Investor Class
The London Company Income Equity Fund - Investor Class
Tocqueville International Value Fund - Investor Class
TwentyFour Strategic Income Fund - Investor Class
Zebra Small Cap Equity Fund - Investor Class

ADVISOR CLASS
Balanced Fund - Advisor Class
International Equity Fund - Advisor Class
Large Cap Value Fund - Advisor Class
Mid-Cap Value Fund - Advisor Class
Small Cap Value Fund - Advisor Class

ULTRA CLASS
GLG Total Return Fund - Ultra Class
TwentyFour Strategic Income Fund - Ultra Class
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SCHEDULE A

Effective: January 13, 2020

A CLASS
Acadian Emerging Markets Managed Volatility Fund - A Class
AHL Managed Futures Strategy Fund - A Class
ARK Transformational Innovation Fund - A Class
AHL TargetRisk Fund - A Class
Bahl & Gaynor Small Cap Growth Fund - A Class
Balanced Fund - A Class
Bridgeway Large Cap Growth Fund - A Class
Bridgeway Large Cap Value Fund - A Class
Crescent Short Duration High Income Fund - A Class
Frontier Markets Income Fund - A Class
GLG Total Return Fund - A Class
International Equity Fund - A Class
Large Cap Value Fund - A Class
Mid-Cap Value Fund - A Class
SiM High Yield Opportunities Fund - A Class
Small Cap Value Fund - A Class
Sound Point Floating Rate Income Fund - A Class
Stephens Mid-Cap Growth Fund - A Class
Stephens Small Cap Growth Fund - A Class
The London Company Income Equity Fund - A Class
TwentyFour Short Term Bond Fund - A Class*
TwentyFour Strategic Income Fund - A Class
Zebra Small Cap Equity Fund - A Class

C CLASS
Acadian Emerging Markets Managed Volatility Fund - C Class
AHL Managed Futures Strategy Fund - C Class
ARK Transformational Innovation Fund - C Class
AHL TargetRisk Fund - C Class
Bahl & Gaynor Small Cap Growth Fund - C Class
Balanced Fund - C Class
Bridgeway Large Cap Growth Fund - C Class
Bridgeway Large Cap Value Fund - C Class
Crescent Short Duration High Income Fund - C Class
Frontier Markets Income Fund - C Class
GLG Total Return Fund - C Class
International Equity Fund - C Class
Large Cap Value Fund - C Class
Mid-Cap Value Fund - C Class
SiM High Yield Opportunities Fund - C Class
Small Cap Value Fund - C Class
Sound Point Floating Rate Income Fund - C Class
Stephens Mid-Cap Growth Fund - C Class
Stephens Small Cap Growth Fund - C Class
The London Company Income Equity Fund - C Class
TwentyFour Short Term Bond Fund - C Class*
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SCHEDULE A

Effective: January 13, 2020

TwentyFour Strategic Income Fund - C Class
Zebra Small Cap Equity Fund - C Class

Y CLASS
Acadian Emerging Markets Managed Volatility Fund - Y Class
AHL Managed Futures Strategy Fund - Y Class
AHL TargetRisk Fund - Y Class
Alpha Quant Core Fund - Y Class
Alpha Quant Dividend Fund - Y Class
Alpha Quant Quality Fund - Y Class
Alpha Quant Value Fund - Y Class
ARK Transformational Innovation Fund - Y Class
Bahl & Gaynor Small Cap Growth Fund - Y Class
Balanced Fund - Y Class
Bridgeway Large Cap Growth Fund - Y Class
Bridgeway Large Cap Value Fund - Y Class
Continuous Capital Emerging Markets Fund - Y Class
Crescent Short Duration High Income Fund - Y Class
Frontier Markets Income Fund - Y Class
Garcia Hamilton Quality Bond Fund - Y Class
GLG Total Return Fund - Y Class
International Equity Fund - Y Class
Large Cap Value Fund - Y Class
Mid-Cap Value Fund - Y Class
Shapiro Equity Opportunities Fund - Y Class
Shapiro SMID Cap Equity Fund - Y Class
SiM High Yield Opportunities Fund - Y Class
Small Cap Value Fund - Y Class
Sound Point Floating Rate Income Fund - Y Class
SSI Alternative Income Fund - Y Class
Stephens Mid-Cap Growth Fund - Y Class
Stephens Small Cap Growth Fund - Y Class
The London Company Income Equity Fund - Y Class
Tocqueville International Value Fund - Y Class
TwentyFour Short Term Bond Fund - Y Class*
TwentyFour Strategic Income Fund - Y Class
Zebra Small Cap Equity Fund - Y Class

SP CLASS
Sound Point Floating Rate Income Fund - SP Class

AMERICAN BEACON INSTITUTIONAL FUNDS TRUST
American Beacon Diversified Fund

AMERICAN BEACON SELECT FUND
U.S. Government Money Market Select Fund

*Launch expected on or about February 5, 2020

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